Offerings - Offering: 1	Oct. 24, 2025 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 84,855,800.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 11,718.59
Offering Note	Estimated for purposes of calculating the amount of the filing fee only. The amount is based upon the offer to purchase up to 860,037 Shares outstanding (approximately 5.00% of the net assets of the Fund as of August 31, 2025).